UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 26, 2010

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center
Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Conditions.

On April 26, 2010, Ameriprise Financial, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2010.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith. In addition, the Company furnishes herewith, as Exhibit 99.2, its Statistical Supplement for the quarterly period ended March 31, 2010.

We follow accounting principles generally accepted in the United States (“GAAP”). The press release furnished as Exhibit 99.1 and the financial information furnished as Exhibit 99.2 include information on both a GAAP and non-GAAP adjusted basis.

Certain non-GAAP measures in these exhibits exclude the impact of consolidating certain investment entities (“CIE”), as well as certain integration charges and realized gains (losses). Our non-GAAP financial measures, which our management views as important indicators of financial performance, include the following: operating net revenues; operating earnings; net realized gains (losses), after-tax; integration charges, after-tax; pretax income excluding CIE margin; net income excluding CIE margin; pretax segment income (loss) excluding integration charges; pretax segment income (loss) margin excluding integration charges; return on allocated equity; and return on allocated equity excluding integration charges. Management believes that the presentation of these non-GAAP financial measures best reflects the underlying performance of our 2010 and 2009 operations and facilitates a more meaningful trend analysis. These non-GAAP measures are used to evaluate our performance on a basis comparable to that used by securities analysts and are considered by management in setting goals and in determining certain compensation related to our annual incentive award program.

We also present in Exhibits 99.1 and 99.2 certain non-GAAP debt, capital and shareholders’ equity measures, along with financial ratios incorporating such measures, that exclude amounts related to one or more of the following: accumulated other comprehensive income, the impact of consolidating the assets of certain CIEs, property funds and hedge funds, and the recognition of an equity credit on our junior subordinated notes issued on May 26, 2006, which receive at least a 75% equity credit by the majority of the rating agencies.  Management believes that the debt, capital and shareholders’ equity measures, and the corresponding ratios, better represent our capital structure.

Item 9.01      Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 26, 2010 announcing financial results for the first quarter of 2010

Exhibit 99.2	Statistical Supplement for the quarterly period ended March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 26, 2010	By	/s/ Walter S. Berman
Walter S. Berman
Executive Vice President and
Chief Financial Officer